UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

Carter’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Phipps Tower,

3438 Peachtree Road NE, Suite 1800

Atlanta, Georgia 30326

(Address of principal executive offices, including zip code)

(678) 791-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2016, the Board of Directors appointed Giuseppina Buonfantino as a director of Carter’s, Inc. (the “Company”), effective as of June 1, 2016.

The Company compensates its directors with a one-time grant of restricted common stock valued at $130,000, subject to a three-year cliff vesting provision. In addition, the Company provides its directors with an annual grant of common stock valued at $130,000 and an annual cash retainer of $60,000, both of which are expected to be pro-rated with respect to Ms. Buonfantino’s services in 2016. Ms. Buonfantino will receive a fee of $2,500 for each Board meeting she attends.

Ms. Buonfantino has not been appointed to serve on any Board committees at this time. If Ms. Buonfantino is appointed to serve on or chair any of the Board committees, she will also be entitled to committee meeting fees and committee chair retainers, as applicable.

There are no family relationships between Ms. Buonfantino and any director or officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 11, 2016 (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors

Each of Vanessa J. Castagna, William J. Montgoris and David Pulver was elected as a Class I Director to serve a three-year term. The voting results were as follows:

Nominee	Total votes for	Total votes against	Total votes abstained	Broker non-votes
Vanessa J. Castagna	41,518,418	1,372,618	53,069	3,078,646
William J. Montgoris	42,442,435	378,374	123,296	3,078,646
David Pulver	42,222,896	666,287	54,922	3,078,646

2. Advisory Vote on Executive Compensation for Named Executive Officers

The shareholders of the Company approved, on an advisory basis, the 2015 compensation awarded to the Company’s named executive officers as disclosed in the Company’s proxy statement filed in connection with the Annual Meeting. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
42,438,697	446,018	59,390	3,078,646

3. Approval of the Company’s Amended and Restated Equity Incentive Plan

The shareholders of the Company approved the Company’s Amended and Restated Equity Incentive Plan. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
41,987,834	896,794	59,477	3,078,646

4. Approval of the Company’s Amended and Restated Annual Incentive Compensation Plan

The shareholders of the Company approved the Company’s Amended and Restated Annual Incentive Compensation Plan. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
42,416,521	466,005	61,579	3,078,646

5. Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2016. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained
45,782,987	186,170	53,594

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 17, 2016

CARTER’S, INC.

By:	/s/ Michael C. Wu
Name:	Michael C. Wu
Title:	Senior Vice President, General Counsel and Secretary